Exhibit 10.3

STOCKHOLDER SUPPORT AGREEMENT

This Stockholder Support Agreement (this “Agreement”) is dated as of January 7, 2021, by and among Social Capital Hedosophia Holdings Corp. V, a Cayman Islands exempted company limited by shares (which shall domesticate as a Delaware corporation prior to the Closing (as defined in the Merger Agreement (as defined below)) (“Acquiror”), the Persons set forth on Schedule I hereto (each, a “Company Stockholder” and, collectively, the “Company Stockholders”), and Social Finance, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, as of the date hereof, the Company Stockholders are the holders of record and the “beneficial owners” (within the meaning of Rule 13d-3 under the Exchange Act) of such number of shares of such classes or series of Company Capital Stock as are indicated opposite each of their names on Schedule I attached hereto (all such shares of Company Capital Stock, together with any shares of Company Capital Stock of which ownership of record or the power to vote (including, without limitation, by proxy or power of attorney) is hereafter acquired by any such Company Stockholder during the period from the date hereof through the Expiration Time are referred to herein as the “Subject Shares”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Acquiror, Plutus Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Acquiror (“Merger Sub”), and the Company, have entered into an Agreement and Plan of Merger (as amended or modified from time to time, the “Merger Agreement”), dated as of the date hereof, pursuant to which, among other transactions, Merger Sub is to merge with and into the Company, with the Company continuing on as the surviving entity and a wholly owned subsidiary of Acquiror on the terms and conditions set forth therein (the “Merger”); and

WHEREAS, as an inducement to Acquiror and the Company to enter into the Merger Agreement and to consummate the transactions contemplated therein, the parties hereto desire to agree to certain matters as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

stockholder SUPPORT AGREEMENT; COVENANTS

Section 1.1           Binding Effect of Merger Agreement. Each Company Stockholder hereby acknowledges that it has read the Merger Agreement and this Agreement and has had the opportunity to consult with its tax and legal advisors. Each Company Stockholder shall be bound by and comply with Sections 6.5 (Acquisition Proposals) in respect of Acquisition Proposals regarding the Company and 11.12 (Publicity) of the Merger Agreement (and any relevant definitions contained in any such Sections) as if (a) such Company Stockholder was an original signatory to the Merger Agreement with respect to such provisions, and (b) each reference to the “Company” contained in Section 6.5 of the Merger Agreement (other than Section 6.5(i) or Section 6.5(iii) or for purposes of the definition of Acquisition Proposal) also referred to each such Company Stockholder.

Section 1.2            No Transfer. During the period commencing on the date hereof and ending on the earlier of (a) the Effective Time, and (b) such date and time as the Merger Agreement shall be terminated in accordance with Section 10.1 thereof (the earlier of clauses (a) and (b), the “Expiration Time”), each Company Stockholder shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the SEC (other than the Proxy Statement/Registration Statement) or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Subject Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Shares (clauses (i) and (ii) collectively, a “Transfer”) or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii); provided, however, that the foregoing shall not prohibit Transfers between the Company Stockholder and any Affiliate of the Company Stockholder, so long as, prior to and as a condition to the effectiveness of any such Transfer, such Affiliate executes and delivers to Acquiror a joinder to this Agreement in the form attached hereto as Annex A.

Section 1.3            New Shares. In the event that, (a) any Subject Shares are issued to a Company Stockholder after the date of this Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of Subject Shares or otherwise, (b) a Company Stockholder purchases or otherwise acquires beneficial ownership of any Subject Shares after the date of this Agreement, or (c) a Company Stockholder acquires the right to vote or share in the voting of any Subject Shares after the date of this Agreement (collectively, the “New Securities”), then such New Securities acquired or purchased by such Company Stockholder shall be subject to the terms of this Agreement to the same extent as if they constituted the Subject Shares owned by such Company Stockholder as of the date hereof.

Section 1.4            Company Stockholder Agreements. Hereafter until the Expiration Time, each Company Stockholder hereby unconditionally and irrevocably agrees that, at any meeting of the stockholders of the Company (or any adjournment or postponement thereof), and in any action by written consent of the stockholders of the Company distributed by the Board of Directors of the Company or otherwise undertaken in connection with or as contemplated by the Merger Agreement or the transactions contemplated thereby, including in the form attached hereto as Exhibit A (which written consent shall be delivered promptly, and in any event within twenty-four (24) hours, after the Registration Statement (as contemplated by the Merger Agreement) is declared effective and delivered or otherwise made available to the shareholders of Acquiror and the stockholders of the Company), such Company Stockholder shall, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause its Subject Shares (to the extent such Subject Shares are entitled to vote on or provide consent with respect to such matter) to be counted as present thereat for purposes of establishing a quorum, and such Company Stockholder shall vote or provide consent (or cause to be voted or consented), in person or by proxy, all of its Subject Shares (to the extent such Subject Shares are entitled to vote on or provide consent with respect to such matter):

(a)           to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger;

(b)           in any other circumstances upon which a consent, waiver or other approval may be required under the Company’s Governing Documents or under any agreements between the Company and its stockholders, including the (i) Sixth Amended and Restated Investors’ Rights Agreement, dated as of May 29, 2019, by and among the Company, Michael S. Cagney, Daniel J. Macklin, Sir Ian Brady, and James R. Finnigan (the “Founders”) and the other stockholders party thereto, as amended, (ii) Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of May 29, 2019, by and among the Company, the Founders and the other stockholders party thereto, as amended, (iii) Eighth Amended and Restated Voting Agreement, dated as of May 29, 2019, by and among the Company, the Founders and the other stockholders party thereto, as amended (the “Voting Agreement”), and (iv) Series 1 Preferred Stock Investors’ Agreement, dated as of May 29, 2019, by and among the Company and the stockholders party thereto (the “Series 1 Investors”), as amended (the “Series 1 Investors’ Agreement”), to implement the Merger Agreement or the transactions contemplated thereby, to vote, consent, waive or approve (or cause to be voted, consented, waived or approved) all of such Company Stockholder’s Subject Shares held at such time in favor thereof;

(c)           against any merger agreement, merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company (other than the Merger Agreement and the transactions contemplated thereby); and

(d)           against any proposal, action or agreement that, to the knowledge of such Company Stockholder, would (A) impede, frustrate, prevent or nullify any provision of this Agreement, the Merger Agreement or the transactions contemplated thereby, including the Merger, (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement or (C) result in any of the conditions set forth in Article IX of the Merger Agreement not being fulfilled.

Each Company Stockholder hereby agrees that it shall not commit in writing or agree in writing to take any action inconsistent with the foregoing.

Section 1.5            Affiliate Agreements. Each Company Stockholder, severally and not jointly, hereby agrees and consents to the termination of all Affiliate Arrangements set forth on Section 6.4 of the Company Disclosure Letter to which such Company Stockholder is party, effective as of the Effective Time without any further liability or obligation to the Company, the Company’s Subsidiaries or Acquiror.

Section 1.6            Registration Rights Agreement. Each of the Company Stockholders set forth on Schedule II, on behalf of itself, agrees that it will deliver, substantially simultaneously with the Effective Time, a duly-executed copy of the Amended and Restated Registration Rights Agreement substantially in the form attached as Exhibit C to the Merger Agreement.

Section 1.7            Series 1 Registration Rights Agreement. Each of the Company Stockholders set forth on Schedule III, on behalf of itself, agrees that it will deliver, substantially simultaneously with the Effective Time, a duly-executed copy of the Series 1 Registration Rights Agreement substantially in the form attached as Exhibit D to the Merger Agreement.

Section 1.8            Shareholders’ Agreement. Each of the Company Stockholders set forth on Schedule IV, on behalf of itself, agrees that it will deliver, substantially simultaneously with the Effective Time, a duly-executed copy of the Shareholders’ Agreement substantially in the form attached as Exhibit B hereto with such changes as agreed by the Company, Acquiror and the Company Stockholders party to this Agreement.

Section 1.9            Lock-Up Agreement. Each of the Company Stockholders set forth on Schedule V, on behalf of itself, agrees that it will deliver, substantially simultaneously with the Effective Time, a duly-executed copy of the Lock-Up Agreement substantially in the form attached as Exhibit C hereto with such changes as agreed by the Company, Acquiror and the Company Stockholders party to such Agreement.

Section 1.10          Series H Preferred Stock Warrants Amendment. Each of the Company Stockholders, the Company and Acquiror hereby agree and acknowledge that the outstanding warrants to purchase shares of the Series H Preferred Stock, par value $0.0000025 per share, of the Company (the “Series H Preferred Stock”) shall be amended effective as of the Closing in substantially the same form as Exhibit D attached hereto (the “Series H Preferred Stock Warrants Amendment”). Each of QIA FIG Holding LLC, Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV (Delaware II), L.P., Anthony Noto, the Company and Acquiror hereby agree to, at the Closing, deliver or cause to be delivered to each other party executed counterparts of the Series H Preferred Stock Warrants Amendment. Each of QIA FIG Holding LLC, Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV (Delaware II), L.P. and Anthony Noto hereby agree to deliver to the Company, at least five (5) Business Days prior to the Closing Date, a written statement setting forth wire transfer instructions for the payment of the Special Payment to such Company Stockholder, and a certified Taxpayer Identification Number of such Company Stockholder.

Section 1.11          Further Assurances. Each Company Stockholder shall take, or cause to be taken, all such further actions and do, or cause to be done, all things reasonably necessary (including under applicable Laws) to effect the actions required to consummate the Mergers and the other transactions contemplated by this Agreement and the Merger Agreement, in each case, on the terms and subject to the conditions set forth therein and herein, as applicable.

Section 1.12          No Inconsistent Agreement. Each Company Stockholder hereby represents and covenants that such Company Stockholder has not entered into, and shall not enter into, any agreement that would restrict, limit or interfere with the performance of such Company Stockholder’s obligations hereunder.

Section 1.13          No Challenges. Each Company Stockholder agrees not to voluntarily commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Acquiror, Merger Sub, the Company or any of their respective successors or directors, (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation or entry into the Merger Agreement. Notwithstanding the foregoing, nothing herein shall be deemed to prohibit such Company Stockholder from enforcing such Company Stockholder’s rights under this Agreement and the other agreements entered into in by such Company Stockholder in connection herewith, including such Company Stockholder’s right to receive such Company Stockholder’s portion of the Aggregate Merger Consideration as provided in the Merger Agreement.

Section 1.14         Consent to Disclosure. Each Company Stockholder hereby consents to the publication and disclosure in the Proxy Statement/Registration Statement (and, as and to the extent otherwise required by applicable securities Laws or the SEC or any other securities authorities, any other documents or communications provided by Acquiror or the Company to any Governmental Authority or to securityholders of Acquiror) of such Company Stockholder’s identity and beneficial ownership of Subject Shares and the nature of such Company Stockholder’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by Acquiror or the Company, a copy of this Agreement. Each Company Stockholder will promptly provide any information reasonably requested by Acquiror or the Company for any regulatory application or filing made or approval sought in connection with the transactions contemplated by the Merger Agreement (including filings with the SEC), subject to confidentiality obligations that may be applicable to information furnished to the Company or any of the Company’s Subsidiaries by third parties that may be in the Company’s or any of its Subsidiaries’ possession from time to time, and except for any information that is subject to attorney-client privilege (provided, that to the extent reasonably possible, the parties shall cooperate in good faith to permit disclosure of such information in a manner that preserves such privilege or compliance with such confidentiality obligation), to the extent permitted by applicable Law. Notwithstanding anything in this Agreement to the contrary, QIA FIG Holding LLC shall be permitted to withhold, edit, redact and/or otherwise limit disclosure of any information, documents or materials on the grounds of national security and/or financial or economic sensitivity.

Section 1.15         No Agreement as Director or Officer. Notwithstanding anything to the contrary herein, each Company Stockholder is entering into this Agreement solely in the Company Stockholder’s capacity as record or beneficial owner of Subject Shares and nothing herein is intended to or shall limit or affect any actions taken by any employee, officer, director (or person performing similar functions), partner or other Affiliate (including, for this purpose, any appointee or representative of the Company Stockholder to the board of directors of the Company) of the Company Stockholder, solely in his or her capacity as a director or officer of the Company (or a Subsidiary of the Company) or other fiduciary capacity for the Company Stockholders.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1            Representations and Warranties of the Company Stockholders. Each Company Stockholder represents and warrants as of the date hereof to Acquiror and the Company (severally and not jointly, and solely with respect to itself, himself or herself and not with respect to any other Company Stockholder) as follows:

(a)           Organization; Due Authorization. If such Company Stockholder is not an individual, it is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within such Company Stockholder’s corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of such Company Stockholder. If such Company Stockholder is an individual, such Company Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder. This Agreement has been duly executed and delivered by such Company Stockholder and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of such Company Stockholder, enforceable against such Company Stockholder in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies). If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into this Agreement on behalf of the applicable Company Stockholder.

(b)           Ownership. Such Company Stockholder is the record and beneficial owner (as defined in the Securities Act) of, and has good title to, all of such Company Stockholder’s Subject Shares, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Shares (other than transfer restrictions under the Securities Act)) affecting any such Subject Shares, other than Liens (a) pursuant to (i) this Agreement, (ii) the Company’s Governing Documents, (iii) the Merger Agreement, (iv) any applicable securities Laws or (v) the Voting Agreement or (b) that would not, individually or in the aggregate, reasonably be expected to prevent, delay or impair the ability of the Company Stockholder to perform its obligations under this Agreement or the consummation of the transactions contemplated by this Agreement or the Merger Agreement. Such Company Stockholder’s Subject Shares are the only equity securities in the Company owned of record or beneficially by such Company Stockholder on the date of this Agreement, and none of such Company Stockholder’s Subject Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares other than as set forth in the Voting Agreement. Other than as set forth opposite such Company Stockholder’s name on Schedule I, such Company Stockholder does not hold or own any rights to acquire (directly or indirectly) any equity securities of the Company or any equity securities convertible into, or which can be exchanged for, equity securities of the Company.

(c)           No Conflicts. The execution and delivery of this Agreement by such Company Stockholder does not, and the performance by such Company Stockholder of his, her or its obligations hereunder will not, (i) if such Company Stockholder is not an individual, conflict with or result in a violation of the organizational documents of such Company Stockholder or (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any Contract binding upon such Company Stockholder or such Company Stockholder’s Subject Shares), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such Company Stockholder of its, his or her obligations under this Agreement.

(d)           Litigation. There are no Actions pending against such Company Stockholder, or to the knowledge of such Company Stockholder threatened against such Company Stockholder, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such Company Stockholder of its, his or her obligations under this Agreement.

(e)           Adequate Information. Such Company Stockholder is a sophisticated stockholder and has adequate information concerning the business and financial condition of Acquiror and the Company to make an informed decision regarding this Agreement and the transactions contemplated by the Merger Agreement and has independently and without reliance upon Acquiror or the Company and based on such information as such Company Stockholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Company Stockholder acknowledges that Acquiror and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Company Stockholder acknowledges that the agreements contained herein with respect to the Subject Shares held by such Company Stockholder are irrevocable.

(f)            Brokerage Fees. Except as described on Section 4.16 of the Company Disclosure Letter, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Merger Agreement based upon arrangements made by such Company Stockholder, for which the Company or any of its Affiliates may become liable.

(g)           Acknowledgment. Such Company Stockholder understands and acknowledges that each of Acquiror and the Company is entering into the Merger Agreement in reliance upon such Company Stockholder’s execution and delivery of this Agreement.

Section 2.2            No Other Representations or Warranties. Except for the representations and warranties made by each Company Stockholder in this ARTICLE II, no Company Stockholder nor any other Person makes any express or implied representation or warranty to Acquiror in connection with this Agreement or the transactions contemplated by this Agreement, and each Company Stockholder expressly disclaims any such other representations or warranties.

ARTICLE III

MISCELLANEOUS

Section 3.1            Termination. This Agreement and all of its provisions shall terminate and be of no further force or effect upon the earlier of (a) the Expiration Time and (b) the written agreement of Acquiror, the Company and each Company Stockholder. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any party hereto from liability arising in respect of any breach of this Agreement prior to such termination. This ARTICLE III shall survive the termination of this Agreement.

Section 3.2            Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) will be governed by and construed in accordance with the internal Laws of the State of Delaware applicable to agreements executed and performed entirely within such State.

Section 3.3            CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL.

(a)           THE PARTIES TO THIS AGREEMENT SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE COURTS LOCATED IN WILMINGTON, DELAWARE OR THE COURTS OF THE UNITED STATES LOCATED IN WILMINGTON, DELAWARE IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND ANY RELATED AGREEMENT, CERTIFICATE OR OTHER DOCUMENT DELIVERED IN CONNECTION HEREWITH AND BY THIS AGREEMENT WAIVE, AND AGREE NOT TO ASSERT, ANY DEFENSE IN ANY ACTION FOR THE INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT AND ANY RELATED AGREEMENT, CERTIFICATE OR OTHER DOCUMENT DELIVERED IN CONNECTION HEREWITH, THAT THEY ARE NOT SUBJECT THERETO OR THAT SUCH ACTION MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SUCH COURTS OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS OR THAT THEIR PROPERTY IS EXEMPT OR IMMUNE FROM EXECUTION, THAT THE ACTION IS BROUGHT IN AN INCONVENIENT FORUM, OR THAT THE VENUE OF THE ACTION IS IMPROPER. SERVICE OF PROCESS WITH RESPECT THERETO MAY BE MADE UPON ANY PARTY TO THIS AGREEMENT BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS AS PROVIDED IN Section 3.8.

(b)           WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 3.3.

Section 3.4            Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the parties hereto.

Section 3.5            Specific Performance. The parties hereto agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the chancery court or any other state or federal court within the State of Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity.

Section 3.6            Amendment; Waiver. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Acquiror, the Company and each of the Company Stockholders.

Section 3.7            Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Section 3.8            Notices. All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service or (d) when e-mailed during normal business hours of the recipient (and otherwise as of the immediately following Business Day), addressed as follows:

If to Acquiror:

Social Capital Hedosophia Holdings Corp. V

317 University Avenue

Palo Alto, California 94301
Attention: Steve Trieu
Email: steve@socialcapital.com

with a copy to (which will not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
Attention: Howard L. Ellin
                   Christopher M. Barlow
Email: howard.ellin@skadden.com
                   christopher.barlow@skadden.com

If to the Company:

Social Finance, Inc.
234 1st Street
San Francisco, California 94105

Attention: Christopher Lapointe, Chief Financial Officer

Email: clapointe@sofi.org

with a copy to:

Social Finance, Inc.
234 1st Street
San Francisco, California 94105
Attention: Robert Lavet, General Counsel
Email: rlavet@sofi.org

with a copy to each of (which will not constitute notice):

Wachtell, Lipton, Rosen & Katz
51 W. 52nd Street

New York, New York 10019

Attention: Raaj S. Narayan

Email: rsnarayan@wlrk.com

Goodwin Proctor LLP
100 Northern Avenue

Boston, Massachusetts 02210

Attention: Jocelyn M. Arel

Email: jarel@goodwinlaw.com

If to a Company Stockholder:

To such Company Stockholder’s address set forth in Schedule I with a copy to each of (which will not constitute notice):

Wachtell, Lipton, Rosen & Katz
51 W. 52nd Street

New York, New York 10019

Attention: Raaj S. Narayan

Email: rsnarayan@wlrk.com

Goodwin Proctor LLP
100 Northern Avenue

Boston, Massachusetts 02210

Attention: Jocelyn M. Arel

Email: jarel@goodwinlaw.com

Section 3.9            Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

Section 3.10          Several Liability. The liability of any Company Stockholder hereunder is several (and not joint). Notwithstanding any other provision of this Agreement, in no event will any Company Stockholder be liable for any other Company Stockholder’s breach of such other Company Stockholder’s representations, warranties, covenants, or agreements contained in this Agreement.

Section 3.11          Entire Agreement. This Agreement and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

[_________________]

By:
Name:
Title:

[Signature Page to Stockholder Support Agreement]

ACQUIROR:

SOCIAL CAPITAL HEDOSOPHIA HOLDINGS CORP. V

By:
Name:
Title:

[Signature Page to Stockholder Support Agreement]

COMPANY:

SOCIAL FINANCE, INC.

By:
	Name:	Anthony Noto
	Title:	Chief Executive Officer

[Signature Page to Stockholder Support Agreement]

Exhibit A

Form of Action by Written Consent of the Stockholders of the Company

[Exhibit A to Stockholder Support Agreement]

Exhibit B

Form of Shareholders’ Agreement

[Exhibit B to Stockholder Support Agreement]

Exhibit C

Form of Lock-Up Agreement

[Exhibit C to Stockholder Support Agreement]

Exhibit D

Form of Series H Preferred Stock Warrants Amendment

[Exhibit D to Stockholder Support Agreement]

Schedule I

Company Stockholder Subject Shares

Holder	Common	Series A Outstanding	Series B Outstanding	Series D Outstanding	Series E Outstanding	Series F Outstanding	Series G Outstanding	Series H Outstanding	Series H-1 Outstanding	Series 1 Outstanding	Notice Information
SoftBank Group Capital Limited	614,425	117,860	1,027,297	669,710	514,034	24,158,553	5,644,720	2,257,365

SoftBank Group Capital Limited

1 Circle Star Way, 4F

San Carlos, California 94070

Attn: Stephen Lam

Email: sbgi-legal@softbank.com

with a copy (which shall not constitute notice) to:

Morrison & Foerster LLP

425 Market Street

San Francisco, California 94105

Attn: Susan H. Mac Cormac

Email: SMaccormac@mofo.com

SB Sonic HoldCo (UK) Limited	1,920,628	1,163,894	348,616	9,548,184	1,580,107	20,206,556
Clayton and Marie Wilkes									2,576,561

1077 Duffer Lane
North Salt Lake, UT 84054

Email: tcwilkes@gmail.com

A copy (which shall not constitute notice) shall also be sent to:

Dorsey & Whitney LLP

111 South Main Street, Suite 2100

Salt Lake City, Utah 84111

Attn: Nolan S. Taylor

Email: Taylor.nolan@dorsey.com

Red Crow Capital, LLC									27,914,056
Silver Lake Partners IV, L.P.	173,113	35,129	4,461	153,329	143,409	82,530	16,599,202	968,549		224,261	Partners 55 Hudson Yards 550 West 34th Street

[Schedule I to Stockholder Support Agreement]

Holder	Common	Series A Outstanding	Series B Outstanding	Series D Outstanding	Series E Outstanding	Series F Outstanding	Series G Outstanding	Series H Outstanding	Series H-1 Outstanding	Series 1 Outstanding	Notice Information
Silver Lake Technology Investors IV (Delaware II), L.P.	2,886	586	74	2,557	2,391	1,376	276,765	16,149		3,739

40th Floor

New York, NY 10001

Attn:  Mike Bingle

Andrew J. Schader

Fax:  (212) 981-3564

A copy (which shall not constitute notice) shall also be sent to:

Simpson Thacher & Bartlett LLP

2475 Hanover Street

Palo Alto, California 94304

Attention: Atif Azher

Email: aazher@stblaw.com

David Wuchenich

Simpson Thacher & Bartlett LLP
2475 Hanover Street

Palo Alto, CA 94304

T: +1-650-251-5161

David.Wuchenich@stblaw.com

QIA FIG Holding LLC								12,956,557		3,000,000

QIA FIG HOLDING LLC

Office of the General Counsel

Qatar Investment Authority

Ooredoo Tower (Building 14)

Al Dafna Street (Street 801)

Al Dafna (Zone 61)

Doha, Qatar

Attn: General Counsel

Email: notices.legal@qia.qa; notices.M&A@qia.qa; notices.FIG@qia.qa

A copy (which shall not constitute notice) shall also be sent to:

Shearman & Sterling LLP

535 Mission Street, 25th Floor

San Francisco, CA 94105

Attn: Michael S. Dorf (mdorf@shearman.com)

[Schedule I to Stockholder Support Agreement]

Holder	Common	Series A Outstanding	Series B Outstanding	Series D Outstanding	Series E Outstanding	Series F Outstanding	Series G Outstanding	Series H Outstanding	Series H-1 Outstanding	Series 1 Outstanding	Notice Information
Anthony Noto	1,093,129							25,914		6,000	c/o SoFi 234 1st Street, San Francisco, CA 94105 Email: anoto@sofi.org
Christopher Lapointe	102,776										c/o SoFi 234 1st Street, San Francisco, CA 94105 Email: clapointe@sofi.org
Michelle Gill	571,301										c/o SoFi 234 1st Street, San Francisco, CA 94105 Email: mgill@sofi.org
Micah Heavener	45,000										c/o SoFi Town Center Two, 5335 Gate Parkway, Jacksonville, FL 32256 Email: mheavener@sofi.org
Robert Lavet	714,704										c/o SoFi 10701 Parkridge Blvd, Suite 120, Reston, VA 20191 Email: rlavet@sofi.org
Jennifer Nuckles	62,011										c/o SoFi 234 1st Street, San Francisco, CA 94105 Email: jnuckles@sofi.org
Maria Renz											c/o SoFi 520 Pike Place, Suite 2200, Seattle WA 98101 Email: mrenz@sofi.org
Assaf Ronen	186,104										c/o SoFi 234 1st Street, San Francisco, CA 94105 Email: aronen@sofi.org
Lauren Stafford Webb	55,061										c/o SoFi 234 1st Street, San Francisco, CA 94105 Email: lstaffordwebb@sofi.org
Aaron Webster	103,946										c/o SoFi 1000 Palm Blvd #605 Isle of Palms, SC 29451 Email: awebster@sofi.org

[Schedule I to Stockholder Support Agreement]

Holder	Common	Series A Outstanding	Series B Outstanding	Series D Outstanding	Series E Outstanding	Series F Outstanding	Series G Outstanding	Series H Outstanding	Series H-1 Outstanding	Series 1 Outstanding	Notice Information
Clayton Wilkes

1077 Duffer Lane
North Salt Lake, UT 84054

Email: tcwilkes@gmail.com

A copy (which shall not constitute notice) shall also be sent to:

Dorsey & Whitney LLP

111 South Main Street, Suite 2100

Salt Lake City, Utah 84111

Attn: Nolan S. Taylor

Email: Taylor.nolan@dorsey.com

William Tanona	92,663										c/o SoFi 234 1st Street, San Francisco, CA 94105 Email: btanona@sofi.org
Anna Avalos	50,516										c/o SoFi 234 1st Street, San Francisco, CA 94105 Email: aavalos@sofi.org
G. Thompson Hutton	148,441	120,834									2 Santiago Avenue, Atherton, C A 94027 Email: tom@thompsonhutton.com
Steven Freiberg	260,248										7663 Fenwick Place, Boca Raton, FL 33496 Email: stevenfreiberg@gmail.com
Clara Liang											c/o Airbnb, 888 Brannan Street, San Francisco, CA 94103 Email: clara.liang@gmail.com
Magdalena Yesil		200,000									2306 Mar East St., Tiburon CA 94920 Email: magdalena.yesil@informed.iq
Peter Hartigan	7,083										36 Elizabeth Street, San Francisco, CA 94110, Email: pete@trusted.ventures
The Hartigan Family Trust	682,979
T. Rowe Price Growth Stock Fund, Inc.	7,326,366										T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

[Schedule I to Stockholder Support Agreement]

Holder	Common	Series A Outstanding	Series B Outstanding	Series D Outstanding	Series E Outstanding	Series F Outstanding	Series G Outstanding	Series H Outstanding	Series H-1 Outstanding	Series 1 Outstanding	Notice Information
Seasons Series Trust - SA T. Rowe Price Growth Stock Portfolio	49,251										Attn.: Andrew Baek, Vice President Phone: 410-345-2090 E-mail: andrew.baek@troweprice.com
Voya Partners, Inc. - VY T. Rowe Price Growth Equity Portfolio	213,097
Brighthouse Funds Trust II - T. Rowe Price Large Cap Growth Portfolio	290,462
Lincoln Variable Insurance Products Trust - LVIP T. Rowe Price Growth Stock Fund	195,791
T. Rowe Price Growth Stock Trust	2,458,867
Prudential Retirement Insurance and Annuity Company	179,432
Aon Savings Plan Trust	23,887
Caleres, Inc. Retirement Plan	5,070
Colgate Palmolive Employees Savings and Investment Plan Trust	23,695

[Schedule I to Stockholder Support Agreement]

Holder	Common	Series A Outstanding	Series B Outstanding	Series D Outstanding	Series E Outstanding	Series F Outstanding	Series G Outstanding	Series H Outstanding	Series H-1 Outstanding	Series I Outstanding	Notice Information
Brinker Capital Destinations Trust - Destinations Large Cap Equity Fund	118,586
Alight Solutions LLC 401K Plan Trust	8,594
MassMutual Select Funds - MassMutual Select T. Rowe Price Large Cap Blend Fund	102,690
Legacy Health Employees' Retirement Plan	8,247
Legacy Health	9,386
T. Rowe Price Global Stock Fund	844,835
TWU Superannuation Fund	18,564
T. Rowe Price Global Focused Growth Equity Fund	29,297
The Board of Trustees of the National Provident Fund in its capacity as trustee of the O Fund of the Global Asset Trust	26,170
Government Superannuation Fund	38,622

[Schedule I to Stockholder Support Agreement]

Holder	Common	Series A Outstanding	Series B Outstanding	Series D Outstanding	Series E Outstanding	Series F Outstanding	Series G Outstanding	Series H Outstanding	Series H-1 Outstanding	Series I Outstanding	Notice Information
Superannuation Funds Management Corporation of South Australia	26,120
Superannuation Funds Management Corporation of South Australia	166,020
Hostplus Pooled Superannuation Trust	32,157
Union Pacific Corporation Master Retirement Trust	46,401
UniSuper	141,049
T. Rowe Price Global Focused Growth Equity Pool	11,069
Arkansas Teacher Retirement System	202,417
T. Rowe Price Financial Services Fund, Inc.	109,559
T. Rowe Price Mid-Cap Growth Fund, Inc.	4,090,313
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	837,540
T. Rowe Price Mid-Cap Growth Portfolio	64,381

[Schedule I to Stockholder Support Agreement]

Holder	Common	Series A Outstanding	Series B Outstanding	Series D Outstanding	Series E Outstanding	Series F Outstanding	Series G Outstanding	Series H Outstanding	Series H-1 Outstanding	Series I Outstanding	Notice Information
T. Rowe Price U.S. Equities Trust	28,227
Great-West Funds, Inc. - Great-West T. Rowe Price Mid Cap Growth Fund	214,078
TD Mutual Funds - TD U.S. Mid-Cap Growth Fund	261,449
MassMutual Select Funds - MassMutual Select Mid Cap Growth Fund	791,755
MML Series Investment Fund - MML Mid Cap Growth Fund	44,149
Brighthouse Funds Trust I - T. Rowe Price Mid Cap Growth Portfolio	196,078
Marriott International, Inc. Pooled Investment Trust for Participant Directed Accounts	68,856
T. Rowe Price U.S. Mid-Cap Growth Equity Trust	568,012
L'Oreal USA, Inc. Employee Retirement Savings Plan	18,930

[Schedule I to Stockholder Support Agreement]

Holder	Common	Series A Outstanding	Series B Outstanding	Series D Outstanding	Series E Outstanding	Series F Outstanding	Series G Outstanding	Series H Outstanding	Series H-1 Outstanding	Series I Outstanding	Notice Information
Costco 401(k) Retirement Plan	152,486
MassMutual Select Funds - MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	25,347
Equitas Holdings SPV LP			89,538	1,042,462	220,814	2,184,091					1345 Avenue of the Americas, FL 33 New York, NY 10105 Attn: Eric Munson Email: eric@adit.vc
Total:	26,954,316	1,638,303	1,469,986	11,416,242	2,460,755	46,633,106	22,520,687	16,224,534	30,490,617	3,234,000

[Schedule I to Stockholder Support Agreement]

Schedule II

Parties to the Registration Rights Agreement

1.	SB Sonic HoldCo UK

2.	SoftBank Group Capital Limited

3.	Silver Lake Partners IV, L.P.

4.	Silver Lake Technology Investors IV (Delaware II), L.P.

5.	QIA FIG Holding LLC

6.	Red Crow Capital, LLC

[Schedule II to Stockholder Support Agreement]

Schedule III

Parties to the Series 1 Registration Rights Agreement

1.	Silver Lake Partners IV, L.P.

2.	Silver Lake Technology Investors IV (Delaware II), L.P.

3.	QIA FIG Holding LLC

4.	Anthony Noto

[Schedule III to Stockholder Support Agreement]

Schedule IV

Parties to the Shareholders’ Agreement

1.	SB Sonic HoldCo UK

2.	SoftBank Group Capital Limited

3.	Silver Lake Partners IV, L.P.

4.	Silver Lake Technology Investors IV (Delaware II), L.P.

5.	QIA FIG Holding LLC

6.	Red Crow Capital, LLC

[Schedule IV to Stockholder Support Agreement]

Schedule V

Parties to the Lock-Up Agreement

1.	SB Sonic HoldCo UK

2.	SoftBank Group Capital Limited

3.	Clay and Marie Wilkes

4.	Red Crow Capital, LLC

5.	Silver Lake Partners IV, L.P.

6.	Silver Lake Technology Investors IV (Delaware II), L.P.

7.	QIA FIG Holding LLC

8.	Anthony Noto

9.	Christopher Lapointe

10.	Michelle Gill

11.	Micah Heavener

12.	Robert Lavet

13.	Jennifer Nuckles

14.	Maria Renz

15.	Assaf Ronen

[Schedule V to Stockholder Support Agreement]

16.	Lauren Stafford Webb

17.	Aaron Webster

18.	Clayton Wilkes

19.	William Tanona

20.	Anna Avalos

21.	Tom Hutton

22.	Steven Freiberg

23.	Clara Liang

24.	Magdalena Yesil

[Schedule V to Stockholder Support Agreement]

Annex A

Form of Joinder Agreement

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Stockholder Support Agreement, dated as of [●], 2021 (as amended, supplemented or otherwise modified from time to time, the “Support Agreement”), by and among Social Capital Hedosophia Holdings Corp. V, a Cayman Islands exempted company limited by shares (which shall migrate to and domesticate as a Delaware corporation), Social Finance, Inc., a Delaware corporation, and the Company Stockholders set forth on Schedule I thereto. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Support Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to, and a “Company Stockholder” under, the Support Agreement as of the date hereof and shall have all of the rights and obligations of a Company Stockholder as if it had executed the Support Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Support Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Joinder Agreement as of the date written below.

Date: [●], 2021

By:
Name:
Title:

Address for Notices:

With copies to:

[Annex A to Stockholder Support Agreement]